                                                                    EXHIBIT 99.2

                 MULTIMEDIA ACCESS CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS


                                                                               DECEMBER 31,        OCTOBER 31,
                                 ASSETS                                            1997                1998
                                                                             -----------------   -----------------
                                                                                                   (UNAUDITED)
Current assets:
  Cash and cash equivalents                                                  $      3,117,202    $        375,477
  Accounts receivable, less allowance for  doubtful accounts of $65,000
    at December 31, 1997 and $151,000 at October 31, 1998 (unaudited)               1,195,230           2,591,699
  Inventory                                                                         1,762,186           2,827,010
  Prepaid expenses                                                                     75,096              76,383
  Deferred charges                                                                    191,287             418,312
                                                                             ----------------    ----------------
         Total current assets                                                       6,341,001           6,288,881

Property and equipment, net                                                           877,440           1,389,188
Software development costs, net                                                       203,858             399,356
Investment in equity securities
                                                                                            -           2,000,000
Deferred charges                                                                      752,125             167,719
Deposits                                                                               36,991             135,938
                                                                             ----------------    ----------------
         Total assets                                                        $      8,211,415    $     10,381,082
                                                                             ================    ================

                  LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                           $        759,319    $      2,208,764
  Accrued compensation                                                                313,634             413,982
  Deferred revenue                                                                     52,784             127,990
  Other accrued liabilities                                                           343,051             707,669
  Short-term debt, officer                                                            311,243             116,666
  Short-term debt, other                                                               13,120           3,036,228
                                                                             ----------------    ----------------
         Total current liabilities                                                  1,793,151           6,611,299

Long-term debt - convertible                                                        5,000,000           1,360,000

Commitments

Stockholders' equity:
  Convertible preferred stock, $.0001 par value: Authorized shares - 5,000,000
    Issued and outstanding shares - none at December 31, 1997
                                                                                            -                  36
      and 364,000 at October 31, 1998 (unaudited)
  Common stock, $.0001 par value:
    Authorized shares - 30,000,000
    Issued and outstanding shares - 8,995,455 at December 31, 1997
      and 10,757,004 at October 31, 1998 (unaudited)                                      900               1,176
  Additional paid-in capital                                                       19,628,703          27,152,054
  Accumulated deficit                                                             (18,199,433)        (24,731,577)
  Treasury stock,  261,497 shares at December 31, 1997 and
      October 31, 1998 (unaudited)                                                    (11,906)            (11,906)
                                                                             ----------------    ----------------
         Total stockholders' equity                                                 1,418,264           2,409,783
                                                                             ----------------    ----------------
         Total liabilities and stockholders' equity                          $      8,211,415    $     10,381,082
                                                                             ================    ================



Note: The balance sheet at December 31, 1997 has been derived from the audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements